UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 6, 2005 (June 6, 2005)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                   1-11151                 76-0364866
---------------------------------     -------          -------------------------
 (State or other jurisdiction of    (Commission            (I.R.S. Employer
  incorporation or organization)    File Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas        77042
---------------------------------------------------------------       -----
        (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01  Regulation FD Disclosure.

     U. S. Physical Therapy, Inc. (the "Company") will deliver a presentation at the Pacific Growth Equities Life Sciences Growth Conference held today, June 6, 2005, in San Francisco, California. Chris Reading, Chief Executive Officer, and Larry McAfee, Chief Financial Officer, will address the conference.

     A copy of the presentation may be accessed on the Company's website, www.usph.com.

     The presentation contains certain non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC. The non-GAAP financial measures contained in the presentation include: 1) presentation of trailing 12 months results, 2) presentation of EBITDA and 3) presentation of results excluding certain costs related to closed clinics, severance, gain on asset sales and accrual for straight line rents. The trailing 12 months results are derived from taking the results for the year ended December 31, 2004 less the results as reported for the first quarter of 2004 plus the results as reported for the first quarter of 2005. EBITDA equals operating income plus amortization and depreciation expense. See the addendum included in the presentation for a detail of certain costs excluded. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results because the excluded amounts were material in amount and generally non-recurring in nature and did not occur in the prior periods.

     Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings by the Company under such Act or the Securities Act of 1933, as amended.


Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits               Description of Exhibits
--------               -----------------------

NONE





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. PHYSICAL THERAPY, INC.


Dated: June 6, 2005                  By: /s/ LAWRANCE W. MCAFEE
                                         ----------------------
                                             Lawrance W. McAfee
                                             Chief Financial Officer
                                         (duly authorized officer and principal
                                         financial and accounting officer)